Exhibit 10.2

EXECUTION VERSION

STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) is made and entered into as of January 6, 2011 (the “Effective Date”), by and among ZIOPHARM Oncology, Inc., a Delaware corporation (the “Company”), and Intrexon Corporation, a Virginia corporation (“Intrexon”).

A.           Concurrently with the execution of this Agreement, the Company is entering into a Channel Partner Agreement with Intrexon (the “Channel Agreement”), pursuant to which Intrexon is licensing the rights to certain technology to the Company; and

B.           In partial consideration of Intrexon’s license under the Channel Agreement, the Company has agreed to issue and sell to Intrexon certain shares of the Company’s common stock in accordance with the terms and conditions of this Agreement.

C.           In connection with the entry into the Channel Agreement, the Company has also agreed to issue and sell to Intrexon, and Intrexon has agreed to purchase from the Company, certain shares of the Company’s common stock for cash consideration in accordance with the terms and conditions of this Agreement, namely the Upfront Purchase Shares (as defined herein) and up to an additional $50,000,000 in shares of the Company’s common stock pursuant to the Equity Purchase Commitment (as hereinafter defined).

D.           At the First Tranche Closing (as hereinafter defined), the parties have agreed to enter into a Registration Rights Agreement in the form attached hereto as Exhibit A (the “Rights Agreement”).

AGREEMENT

In consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Intrexon hereby agree as follows:

SECTION 1.  Authorization of Sale of Shares.

1.1          Authorization. Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance to Intrexon of up to the following number of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”):

(a)           that number of Shares (the “First Tranche Shares”) equal to 7.495% of the number of shares of Common Stock issued and outstanding immediately prior to the First Tranche Closing (as hereinafter defined and, for purpose of clarity, excluding the Upfront Purchase Shares);

1.

(b)           that number of Shares (the “Second Tranche Shares”) equal to the lesser of (i) the number of shares of Common Stock comprising the First Tranche Shares (subject to appropriate adjustment for stock splits, dividends, combinations, recapitalizations and the like affecting the Common Stock)  (ii) subject to Section 6.8 hereof, the maximum number of Shares that the Company may issue to Intrexon that will not result in the sum of the Upfront Purchase Shares, First Tranche Shares and Second Tranche Shares exceeding 19.99% of the number of shares of Common Stock of the Company issued and outstanding immediately prior to the First Tranche Closing or (iii) subject to Section 6.10 hereof, the maximum number of Shares that the Company may issue to Intrexon and its Affiliates (as defined in Section 405 of the Securities Act (as defined below))  that will not result in a change of control of the Company within the meaning of and in contravention to Rule 5635(b) of the Nasdaq Stock Market listing rules (or its successor); and

(c)           that number of Shares (the “Upfront Purchase Shares”) equal to 5.00% of the number of shares of Common Stock issued and outstanding immediately prior to the First Tranche Closing (and for purposes of clarity, excluding the First Tranche Shares).

The number of Shares to be issued under each of subsections (a), (b) and (c) of this Section 1.1 shall be rounded down to the nearest whole share.

1.2          Capital Adjustments.  If after the date hereof (i) the outstanding shares of the Company’s Common Stock shall be subdivided or split into a greater number of shares or a dividend in Common Stock shall be paid in respect of such Common Stock or (ii) the outstanding shares of Common Stock are combined, then all share quantities in this Agreement not yet issued shall be appropriately adjusted to reflect such stock split, stock dividend or conjunction.  If after the date hereof (i) the Company shall pay a dividend in securities of the Company (other than in Common Stock) or of other property (including cash) on the Common Stock, or (ii) there shall occur any merger, consolidation, capital reorganization or reclassification in which the Common Stock is converted or exchanged for securities, cash or other property, the class or series of stock constituting the Common Stock for purposes of this Agreement, shall be appropriately adjusted to reflect such other dividend, merger, consolidation, capital reorganization or reclassification.  After any event referenced in clauses (i) through (ii) of the immediately preceding sentence is consummated, if applicable, all references herein to the Company’s Common Stock shall be deemed to refer to the capital stock or property (including cash) into or for which the Common Stock was converted or exchanged, with the necessary changes in detail.

1.3          Company Sale.  In the event that the Company consummates a Company Sale (as defined below) prior to the Second Tranche Closing, Intrexon shall be entitled to receive, upon the Second Tranche Closing and as the Second Tranche Shares, the securities, cash or other property that it would have received upon conversion or exchange of the Second Tranche Shares if immediately prior to the consummation of the Company Sale the Company had calculated and issued the Second Tranche Shares to Intrexon under Sections 1.1(b) and 2.2(b).

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1.4          Second Tranche Adjustment.  In the event the number of Second Tranche Shares issued by the Company at the Second Tranche Closing shall, in accordance with Section 1.1(b), be less than the number of shares of Common Stock comprising the First Tranche Shares (subject to appropriate adjustment for stock splits, dividends, combinations, recapitalizations and the like affecting the Common Stock) (with such shortfall being referred to herein as the “Second Tranche Shortfall”), and if within 18 months subsequent to the Second Tranche Closing the facts and circumstances applicable to such issuance have changed such that a greater number of Second Tranche Shares would have been issuable in accordance with Section 1.1(b) had the Second Tranche Closing occurred at a later date within such 18 month period (including, without limitation, the receipt of stockholder approval for such issuance in accordance with Section 6.10), then the Company shall issue to Intrexon an additional number of shares equal to the number of shares comprising the Second Tranche Shortfall (subject to appropriate adjustment for stock splits, dividends, combinations, recapitalizations and the like affecting the Common Stock) or such lesser amount as may be permitted in accordance with Section 1.1(b), for the purchase price per share for the Second Tranche Shares specified in Section 2.1(b).

SECTION 2.  Closing and Delivery

2.1         Sale and Purchase Price of Shares.  Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to Intrexon, and Intrexon will purchase from the Company, at each of the First Tranche Closing and the Second Tranche Closing, the applicable number of Shares, at a purchase price as follows:

(a)           the purchase price per share for the First Tranche Shares shall be equal to the par value of each such share at such time, which price shall be deemed paid in partial consideration for the execution and delivery by Intrexon of the Channel Agreement;

(b)           the purchase price per share for the Second Tranche Shares shall be equal to the par value of each such share at such time, which price shall be deemed paid in partial consideration for the execution and delivery by Intrexon of the Channel Agreement; and

(c)           the purchase price per share for the Upfront Purchase Shares shall be $4.80 per share, which price shall be paid by Intrexon in cash and delivered by wire transfer of same day funds at the First Tranche Closing to an account designated by the Company.

2.2         Closings.  The closings of the purchase and sale of the Shares to be issued pursuant to this Agreement shall be held at the offices of WilmerHale, 60 State Street, Boston, Massachusetts 02109 or at such other place as the Company and Intrexon may agree, as follows:

(a)           the closing of the purchase and sale of the First Tranche Shares and the Upfront Purchase Shares will occur, subject to the conditions set forth in Section 8 hereof and applicable to the First Tranche Closing, on the fourth business day following the date hereof or on such other date as Intrexon and the Company may agree upon (the “First Tranche Closing”); and

(b)           the closing of the purchase and sale of the Second Tranche Shares will occur, subject to the conditions set forth in Section 8 hereof and applicable to the Second Tranche Closing, on the earlier of (i) the tenth business day following the dosing of the first patient in any Phase II Clinical Trial conducted by the Company of a ZIOPHARM Product (as defined in the Channel Agreement), and (ii) such other date as Intrexon and the Company may agree (the “Second Tranche Closing”).  For the purposes of this Agreement, “Phase II Clinical Trial” shall mean a human clinical trial of a product candidate conducted in the United States, the principal purpose of which is to evaluate the effectiveness of such product candidate in the target patient population, as described in 21 C.F.R. § 312.21(b), or a similar clinical study as the Company and Intrexon may mutually agree upon that is prescribed by the applicable regulatory authority in a country other than the United States.

3.

Each of the First Tranche Closing and the Second Tranche Closing are collectively hereinafter referred to as the “Closings” and individually as a “Closing”.

2.3          Delivery of the Shares.  Promptly following a Closing, the Company shall deliver to Intrexon a certificate representing the number of Shares purchased at such Closing, registered in the name of Intrexon.

SECTION 3.  Representations and Warranties of the Company.

Subject to and except as set forth in the SEC Documents or on the Schedule of Exceptions which is arranged in sections corresponding to the sub-section numbered provisions contained below in this Section, the Company hereby represents and warrants to, and covenants with, Intrexon as of the date hereof as follows:

3.1          Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as described in the reports filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-Q.  The Company does not have any subsidiaries.  The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company, taken as a whole, and any condition, circumstance or situation that would prohibit the Company from entering into and performing any of its obligations hereunder.

3.2          Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof.  The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors or stockholders is required, except pursuant to Section 7.  When executed and delivered by the Company, this Agreement shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. The Company’s board of directors, at a meeting duly called and held, adopted resolutions approving the transactions contemplated hereby, including the issuance of the First Tranche Shares, Second Tranche Shares and Upfront Purchase Shares in a manner consistent with and that meets the requirements of Section 203(a)(1) of the Delaware General Corporation Law.

4.

3.3          Issuance of Shares.  The Shares to be issued and sold hereunder have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.  In addition, such Shares will be free and clear of all liens, claims, charges, security interests or agreements, pledges, assignments, covenants, restrictions or other encumbrances created by, or imposed by, the Company (collectively, “Encumbrances”) and rights of refusal of any kind imposed by the Company (other than restrictions on transfer under applicable securities laws) and the holder of such Shares shall be entitled to all rights accorded to a holder of Common Stock.  As of the date hereof, 48,466,561 shares of the Company’s Common Stock are issued and outstanding.

3.4          No Conflicts; Governmental Approvals.  The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) violate any provision of the Company’s Amended and Restated Certificate of Incorporation or Bylaws, each as amended to date, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations prior to or subsequent to the Closing).

5.

3.5          Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(b) of the Exchange Act.  During the two year period preceding the First Tranche Closing Date, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the “SEC Documents”).  At the times of their respective filing, all such reports, schedules, forms, statements and other documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.  At the times of their respective filings, such reports, schedules, forms, statements and other documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of the date hereof, the Company meets the “registrant eligibility” requirements set forth in the general instructions to Form S-3 to enable the registration of its Common Stock. As of their respective dates, the financial statements of the Company included in the Commission Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.6          Accountants.  Caturano and Company, Inc. (formerly Caturano and Company, P.C.) whose report on the financial statements of the Company is filed with the SEC in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, were, at the time such report was issued, independent registered public accountants as required by the Securities Act of 1933 and the rules and regulations promulgated thereunder (together, the “Securities Act”).  Except as described in the SEC Documents and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, Caturano and Company, Inc. has not engaged in any non-audit services prohibited by subsection (g) of Section 10A of the Exchange Act on behalf of the Company.

3.7          Internal Controls.  The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that:  (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.8          Corporate Governance.  The Company’s board of directors meets the independence requirements of, and has established an audit committee that meets the independence requirements of, the rules and regulations of the Commission and the Nasdaq Capital Market.  The Audit Committee has reviewed the adequacy of its charter within the past 12 months.

3.9          Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act).  Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.  The Company is in compliance in all material respects with all provisions currently in effect and applicable to the Company of the Sarbanes-Oxley Act of 2002, and all rules and regulations promulgated thereunder or implementing the provisions thereof.

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3.10       No Material Adverse Change.  Except as disclosed in the Commission Documents, since December 31, 2009, the Company has not (i) experienced or suffered any Material Adverse Effect, (ii) incurred any material liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s business or (iii) declared, made or paid any dividend or distribution of any kind on its capital stock.

3.11       No Undisclosed Events or Circumstances.  Except as disclosed in the Commission Documents, since December 31, 2009, except for the consummation of the transactions contemplated herein, to the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

3.12       Litigation.  No action, suit, proceeding or investigation is currently pending or, to the knowledge of the Company, has been threatened in writing against the Company that: (i) concerns or questions the validity of this Agreement; (ii) concerns or questions the right of the Company to enter into this Agreement; or (iii) is reasonably likely to have a Material Adverse Effect.  The Company is neither a party to nor subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate that would have a Material Adverse Effect.

3.13       Compliance.  Except for defaults or violations which are not reasonably likely to have a Material Adverse Effect, the Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws, applicable to its business, except in each case for such defaults or violations as would not have a Material Adverse Effect.

3.14       Intellectual Property

(a)           To the best of its knowledge, the Company has entered into agreements with each of its current and former officers, employees and consultants involved in research and development work, including development of the Company’s products and technology providing the Company, to the extent permitted by law, with title and ownership to patents, patent applications, trade secrets and inventions conceived, developed, reduced to practice by such person, solely or jointly with other of such persons, during the period of employment by the Company except where the failure to have entered into such an agreement would not have a Material Adverse Effect.  The Company is not aware that any of its employees or consultants is in material violation thereof.

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(b)           To the Company’s knowledge, the Company owns or possesses adequate rights to use all trademarks, service marks, trade names, domain names, copyrights, patents, patent applications, inventions, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), and other intellectual property rights (“Intellectual Property”) as are necessary for the conduct of its business as described in the Commission Documents.  Except as described in the Commission Documents, (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others against the Company challenging the Company’s rights in or to any such Intellectual Property; (iii) the Intellectual Property owned by the Company and, to the knowledge of the Company, the Intellectual Property licensed to the Company has not been adjudged invalid or unenforceable by a court of competent jurisdiction or applicable government agency, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others against the Company that the Company infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, and the Company has not received any written notice of such claim; and (v) to the Company’s knowledge, no employee of the Company is the subject of any claim or proceeding involving a violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or actions undertaken by the employee while employed with the Company, in each of (i) through (v), for any instances which would not, individually or in the aggregate, result in a Material Adverse Effect.

3.15       FDA Compliance.

(a)            Except as described in the Commission Documents, the Company:  (i) is in material compliance with all statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product that is under development, manufactured or distributed by the Company (“Applicable Laws”); (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), which would not, individually or in the aggregate, result in a Material Adverse Effect; (iii) possesses all material Authorizations necessary for the operation of its business as described in the Commission Documents and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations; and (iv) since January 1, 2008: (A) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (B) has not received notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; (C) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (D) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

8.

(b)            Since January 1, 2008, and except to the extent disclosed in the Commission Documents, the Company has not received any notices or correspondence from the FDA or any other federal, state, local or foreign governmental or regulatory authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

3.16       General Healthcare Regulatory Compliance.

(a)          As used in this subsection:

(i)           “Governmental Entity” means any national, federal, state, county, municipal, local or foreign government, or any political subdivision, court, body, agency or regulatory authority thereof, and any Person exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to any of the foregoing.

(ii)          “Law” means any federal, state, local, national or foreign law, statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding.

(b)          The Company has not committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other Governmental Entity to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, or similar policies, set forth in any applicable Laws.  Neither the Company, nor, to the knowledge of the Company, any of its officers, key employees or agents has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment under applicable Law, including, without limitation, 21 U.S.C. Section 335a.  No claims, actions, proceedings or investigations that would reasonably be expected to result in such a material debarment or exclusion are pending, or to the knowledge of the Company, threatened, against the Company or any of its respective officers, employees or agents.

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(c)           Each of the Company and, to its knowledge, its directors, officers, employees, and agents (while acting in such capacity) is, and at all times has been, in material compliance with all health care Laws applicable to the Company or by which any of its properties, businesses, products or other assets is bound or affected, including, without limitation, the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), the Food Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.) (collectively, “Health Care Laws”).  The Company has not received any notification, correspondence or any other written or oral communication from any Governmental Entity, including, without limitation, the FDA, the Centers for Medicare and Medicaid Services, and the Department of Health and Human Services Office of Inspector General, of potential or actual material non-compliance by, or liability of, the Company under any Health Care Laws.

(d)           The Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Entity.

3.17       Application of Takeover Protections.  The issuance of the Shares hereunder and Intrexon’s ownership thereof is not prohibited by the business combination statutes of the state of Delaware.  The Company has not adopted any stockholder rights plan, “poison pill” or similar arrangement that would trigger any right, obligation or event as a result of the issuance of such Shares and Intrexon’s ownership of such Shares and there are no similar anti-takeover provisions under the Company's charter documents.

3.18       Listing and Maintenance Requirements.  The Company is in compliance with the requirements of the Nasdaq Capital Market for continued listing of the Company common stock thereon and has not received any notification that, and has no knowledge that Nasdaq Capital Market is contemplating terminating such listing.  The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Nasdaq Capital Market in any material respect.

3.19       Private Placement.  Neither the Company nor its Affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares hereunder, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the sale and issuance by the Company of the First Tranche Shares, Second Tranche Shares and Upfront Purchase Shares under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Shares to Intrexon for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings.  Assuming the accuracy of the representations and warranties of Intrexon, the offer and sale of the Shares by the Company to Intrexon pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

10.

3.20       No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock.

3.21       Brokers.  Neither the Company nor any of the officers, directors or employees of the Company has employed any broker or finder in connection with the transaction contemplated by this Agreement.  The Company shall indemnify Intrexon from and against any broker’s, finder’s or agent’s fees for which the Company is responsible.

SECTION 4.  Representations, Warranties and Covenants of Intrexon.

4.1          Purchaser Sophistication.  Intrexon represents and warrants to, and covenants with, the Company that Intrexon (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, (b) Intrexon, in connection with its decision to purchase the Shares, relied only upon the SEC Documents, other publicly available information, and the representations and warranties of the Company contained herein.  Intrexon is an "accredited investor" pursuant to Rule 501 of Regulation D under the Securities Act, (c) Intrexon is acquiring the Shares for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (d) Intrexon has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares; (e) Intrexon will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Shares except in compliance with the Securities Act and applicable state securities laws, (f) Intrexon understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and Intrexon’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Intrexon set forth herein in order to determine the availability of such exemptions and the eligibility of Intrexon to acquire the Shares, (g) Intrexon understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of Intrexon’s investment (provided that such acknowledgment in no way diminishes the representations, warranties and covenants made by the Company hereunder) and (h) Intrexon understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

11.

4.2          Authorization and Power.  Intrexon has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder.  The execution, delivery and performance of this Agreement by Intrexon and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Intrexon or its board of directors or stockholders is required.  When executed and delivered by Intrexon, this Agreement shall constitute a valid and binding obligation of Intrexon enforceable against Intrexon in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

4.3          No Conflict.  The execution, delivery and performance of this Agreement by Intrexon and the consummation by Intrexon of the transactions contemplated hereby do not and will not (i) violate any provision of Intrexon’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Intrexon is a party or by which Intrexon’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Intrexon or by which any property or asset of Intrexon are bound or affected, except, in all cases, other than violations (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect Intrexon’s ability to perform its obligations under the Agreement.

4.4          Restricted Shares.  Intrexon acknowledges that the First Tranche Shares, Second Tranche Shares and Upfront Purchase Shares are restricted securities and must be held indefinitely unless subsequently registered under the Securities Act or the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.  Intrexon is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the stock to be sold, the sale being through a “broker’s transaction” or a transaction directly with a “market maker” and the number of shares of the stock being sold during any three-month period not exceeding specified limitations.  Intrexon further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time Intrexon wishes to sell the Shares and, if so, Intrexon would be precluded from selling the Shares under Rule 144 even if the one year minimum holding period has been satisfied.

12.

4.5          Ownership of Common Stock.  As of the date hereof, excluding the Shares, Intrexon and its Affiliates beneficially own no shares of Common Stock of the Company.

4.6          Stock Legends.  Intrexon acknowledges that certificates evidencing the Shares shall bear a restrictive legend in substantially the following form (and including related stock transfer instructions and record notations):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

SECTION 5.  Survival of Representations, Warranties and Agreements.

Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and Intrexon herein shall survive the execution of this Agreement and the issuance and sale to Intrexon of the Shares and shall terminate two years after the First Tranche Closing, provided, however, the representations and warranties in Sections 3.1, 3.2 and 3.3 shall survive for so long as Intrexon continues to hold any of the Shares sold hereunder.

SECTION 6.  Covenants.

6.1          Notifications.

(a)           During the period prior to the First Tranche Closing, the Company will promptly advise Intrexon in writing of (i) any Material Adverse Effect, or (ii) any notice or other communication from any third person or entity alleging that the consent of the third person is required in connection with the transactions contemplated by this Agreement.

(b)           During the period prior to the Second Tranche Closing, each party shall promptly notify the other of any action, suit or proceeding that is instituted or specifically threatened in writing against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement.

(c)           Information received by Intrexon pursuant to this Section 6.1 shall be considered “Confidential Information” as such term is defined in the Channel Agreement and Intrexon agrees to treat such information in accordance with the provisions of Article 7 of the Channel Agreement.

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6.2          Compliance.  The Company shall use commercially reasonable best efforts to (i) cause the Common Stock to continue to be registered under the Exchange Act, file all periodic reports thereunder and continue the listing or trading of the Common Stock on the Nasdaq Capital Market or any successor market in good standing and to comply in all material respects with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act and (ii) to satisfy the current public information requirement of Rule 144, in each case for so long as and at all times during which Intrexon holds any Shares.

6.3          Use of Proceeds.  The Company shall apply the proceeds from the sale of the Shares hereunder to ongoing operations, or for such other uses as determined by the Company’s board of directors.

6.4          Best Efforts.  Each party will use its reasonable best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Section 8 of this Agreement.

6.5          Press Release.  The Company shall issue a press release announcing the transaction contemplated by this Agreement and the Channel Agreement prior to the opening of the financial markets in New York City on the business day immediately following the date hereof.  The Company shall provide Intrexon with a reasonable opportunity to review and comment on the press release.

6.6          Board Representation; Observer Rights.

(a)           At or prior to the First Tranche Closing, the Company shall cause Randal J. Kirk to be appointed a director of the Company to fill the vacancy created on the Company’s board of directors by the resignation of George B. Abercrombie (or, if such vacancy has otherwise been eliminated, shall create another vacancy by increasing the authorized size of the Company’s board of directors, which vacancy Mr. Kirk shall instead be appointed to fill). The Company shall, at each annual or special meeting of stockholders of the Company at which directors are to be elected, nominate and recommend for election an individual designated by Intrexon to serve as a member of the board of directors of the Company (with Mr. Kirk being the initial designee); provided however that the Company shall only be obligated hereunder to nominate such individuals as the Company’s Board of Directors determines, in its sole discretion and acting reasonably and in accordance with its fiduciary duties, to be a suitable candidate (it being understood and agreed that Mr. Kirk is a suitable candidate).  Upon the death, disability, retirement, resignation or other removal of the director designated by Intrexon pursuant to this Section 6.6, the Company’s board of directors shall as promptly as practicable elect and appoint another individual designated by Intrexon as a director to fill the vacancy so created; provided however that the Company shall only be obligated hereunder to nominate such individuals as the Company’s Board of Directors determines, in its sole discretion and acting reasonably and in accordance with its fiduciary duties, to be a suitable candidate.  If the individual designated by Intrexon and nominated by the Company to serve as a member of the Board of Directors of the Company is, for any reason, not elected to the Company’s Board of Directors by the stockholders of the Company, then, at Intrexon’s election, such designee shall be entitled to attend all meetings of the Company’s Board of Directors and committees thereof as an observer (with no power to vote on any matter before the board of directors) and shall be entitled to receive copies of all materials provided to members of the Company’s Board of Directors; provided that such designee enters into a confidentiality agreement with the Company in a form reasonably satisfactory to the Company; and provided, further, that the Company reserves the right to (i) exclude such designee from access to any Board of Directors’ material or meeting or portion thereof if the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential information or for other similar reasons, or if the Company believes in good faith that such designee has a conflict of interest, (ii)  at the discretion of the applicable committee, exclude such designee from access to any meeting materials or meeting (or portion thereof) of the nominating committee of the Company’s Board of Directors, compensation committee of the Company’s Board of Directors, audit committee of the Company’s Board of Directors and any other committee of the Company’s Board of Directors performing similar functions or which the listing rules of the Nasdaq Stock Market require to have such discretion.

14.

(b)           If, and for so long as, Intrexon owns twenty percent or more of the issued and outstanding stock of the Company, Intrexon shall have the right to designate a second director for nomination and election to the Company’s board of directors, provided such director shall not be an officer, director or employee of Intrexon or Third Security, LLC and shall qualify as an “independent director” under the listing standards of the Nasdaq Stock Market (or such other exchange on which the Company’s stock may be listed); provided however that the Company shall only be obligated hereunder to nominate or elect such individual as the Company’s Board of Directors determines, in its sole discretion and acting reasonably and in accordance with its fiduciary duties, to be a suitable candidate; and provided further, that such right to designate a second director for nomination and election to the Company’s board of directors shall not apply to the extent that Intrexon’s nominees under Section 6.6(a) and (b) would constitute nominations for more than one-third of the Company’s authorized number of directors, it being  acknowledged that nothing herein shall require the Company to increase the size of its board of directors for such purpose.  Upon any such initial designation, the Company shall cause such designee to be appointed a director of the Company to fill an existing vacancy, or, if no vacancies exist on the Company’s board of directors, the Company shall increase the authorized size of the Company’s board of directors by one director and the Company shall then cause such designee to be appointed a director of the Company to fill such newly created vacancy. The Company shall, at each annual or special meeting of stockholders of the Company at which directors are to be elected, nominate and recommend for election such second individual designated by Intrexon to serve as a member of the board of directors of the Company.  Upon the death, disability, retirement, resignation or other removal of the director designated by Intrexon pursuant to this Section 6.6(b), the Company’s board of directors shall as promptly as practicable elect and appoint another individual designated by Intrexon as a director to fill the vacancy so created.

(c)           Subject to Section 10.14, Intrexon’s rights and the Company’s obligations under this Section 6.6 shall terminate upon the termination of the Channel Agreement.

6.7          No Poison Pill.  The Company will not adopt any stockholder rights plan, “poison pill” or similar arrangement, or adopt any anti-takeover provisions under its Charter documents, that would trigger any right, obligation or event as a result of the issuance of the Shares hereunder to Intrexon or Intrexon’s ownership of such Shares, or the accumulation of shares of Common Stock acquired in the market by Intrexon or its affiliates, provided that Intrexon complies with Section 6.9 below.

15.

6.8          No Reduction in Outstanding Number of Shares.  Prior to the earlier of (i) the issuance of the Second Tranche Shares and (ii) the fifth year anniversary of the date hereof, the Company shall take no action that would reduce the number of its issued and outstanding shares of Common Stock (such as a repurchase or redemption thereof except in the context of a repurchase or forfeiture of restricted stock issued to an employee, officer, director, consultant or advisor) such that the sum of the First Tranche Shares, the Upfront Purchase Shares and 7.495% of the number of shares of Common Stock issued and outstanding immediately prior to the First Tranche Closing (which for clarity equals the number of First Tranche Shares) (subject to appropriate adjustment for stock splits, dividends, combinations, recapitalizations and the like affecting the Common Stock) would, at the time of the Second Tranche Closing, exceed 19.99% of the issued and outstanding number of shares of Common Stock of the Company, unless the Company had first obtained the approval of its stockholders for the issuance at the Second Tranche Closing of Shares in an amount equal to 7.495% of the number of shares of Common Stock issued and outstanding immediately prior to the First Tranche Closing (subject to appropriate adjustment for stock splits, dividends, combinations, recapitalizations and the like affecting the Common Stock) or such stockholder approval is not required under the Nasdaq Stock Market listing requirements in order to effect such full issuance in compliance therewith.

6.9          Standstill Provision.

(a)           Intrexon hereby agrees that, for a period of three years from the date hereof, unless specifically invited in writing by the Company to do so, neither Intrexon nor any of its Affiliates will, or will cause or knowingly permit any of its or their directors, officers, employees, investment bankers, attorneys, accountants or other advisors or representatives to, in any manner, directly or indirectly:

(i)           effect or seek, initiate, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way advise or, assist any other person to effect or seek, initiate, offer or propose (whether publicly or otherwise) to effect or cause or participate in, any acquisition of any securities (or beneficial ownership thereof) or assets of the Company; any tender or exchange offer, merger, consolidation or other business combination involving the Company; any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; or any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Commission) or consents to vote any voting securities of the Company;

(ii)          form, join or in any way participate in a “group” (as defined under the Exchange Act, hereafter a “Group”) with respect to any securities of the Company;

(iii)        otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company (except as contemplated by Section 6.6 of this Agreement, and provided further that nothing herein shall limit the ability of the directors nominated to the Board of Directors by Intrexon from fully exercising their rights and duties as directors of the Company, which shall include the ability, in such capacity, to freely communicate with the executive management of the Company and its board of directors);

16.

(iv)         take any action which could reasonably be expected to force the Company to make a public announcement regarding any of the types of matters set forth in this Section 6.9; or

(v)          enter into any agreements, discussions or arrangements with any third party with respect to any of the foregoing.

(b)          Notwithstanding the foregoing, the Company hereby agrees that the provisions of this Section 6.9 shall not apply to the following:

(i)           the purchase by Intrexon and/or its Affiliates after the date hereof (and not pursuant to this Agreement) of up to an aggregate number of shares of Common Stock that does not exceed 10% of the number of shares of Common Stock then issued and outstanding;

(ii)         the exercise by Intrexon and/or its Affiliates,  if applicable, of any voting rights available to Company stockholders generally pursuant to any transaction described Section 6.9(a)(i) above, provided that Intrexon has not then either directly, indirectly, or as a member of a Group made, effected, initiated or caused such transaction to occur or otherwise violated this Section 6.9;

(iii)        the exercise by Intrexon and/or its Affiliates,  if applicable, of any voting rights generally available to it or them as non-Affiliate security holders of a third party that is a participant in an action or transaction described in Section 6.9(a)(i) above, provided that Intrexon has not then either directly, indirectly, or as a member of a Group made, effected, initiated or caused such action or  transaction to occur or otherwise violated this Section 6.9;

(iv)         any activity by Intrexon  after the Company has made any public announcement of its intent to solicit or engage in any transaction which would result in a Company Sale; and

(v)           making any communication to Company executive management on a confidential basis solely that Intrexon would be interested in engaging in discussions with the Company that could result in a negotiated transaction described in Section 6.9(a)(i) so long as Intrexon does not propose any such transaction or discuss or refer to potential terms thereof without the Company’s prior consent.

Notwithstanding any of the foregoing provisions of this Section 6.9, the Company further agrees that nothing herein shall limit the ability of Mr. Kirk (or, if not Mr. Kirk,  Intrexon’s designee to the Company’s board of directors pursuant to Section 6.6(a)) to confidentially propose to the executive management of the Company and its board of directors, and/or advocate for, any transaction between the Company and any third party unaffiliated with Intrexon or its Affiliates to the extent that such proposal and/or advocacy is made in his (or her) capacity as a director of the Company and in the exercise of his (or her) rights and duties as a director of the Company.

17.

6.10        Stockholder Approval and Subsequent Issuance.  In the event the Company determines that a Second Tranche Shortfall will occur, then the Company shall (i) at its next annual meeting of stockholders after the date of such determination, hold a vote with respect to the issuance by the Company to Intrexon of  an amount of Shares equal to the number of shares comprising the Second Tranche Shortfall (subject to appropriate adjustment for stock splits, dividends, combinations, recapitalizations and the like affecting the Common Stock); (ii) solicit the approval of its stockholders with respect to such issuance, (iii) recommend that its stockholders approve such issuance and, (iv) if requisite stockholder approval is obtained therefor in accordance with the Nasdaq Stock Market listing rules, effect such issuance in accordance with Section 1.4.

SECTION 7.  Equity Purchase Commitment

7.1          Intrexon Commitment.  Subject to Section 7.2, if requested by the Company,  Intrexon will participate in each Qualified Financing (as hereinafter defined) conducted by Company and will purchase as part of, or in connection with, such Qualified Financing an amount of Common Stock or other Company securities equal to 19.99% of the number of shares of Common Stock (or other Company securities) issued and sold by the Company in the Qualified Financing (excluding the securities sold pursuant to this Section 7.1) or, in the case of a Qualified Financing that is completed following the two year anniversary of the date of the Channel Agreement, a lesser number of shares of Common Stock (or other Company securities) having a purchase price in such Qualified Financing equal to 50% of the Use of Proceeds Commitment Amount (as hereinafter defined) (collectively, the “Equity Purchase Commitment”), provided, however, that in no event shall Intrexon have any obligation to purchase more than a total of $50,000,000 of Common Stock or other Company securities pursuant to this Section 7.  For the purposes of this Section 7, a “Qualified Financing” shall mean a sale by the Company of Common Stock, or equity securities convertible into Common Stock, in a public or private offering, raising gross proceeds of at least $10,000,000 where the shares sold are either registered under the Securities Act on issuance, or the Company agrees to register such shares following the issuance of such shares.  The price per share paid by Intrexon in any such Qualified Financing shall be the same as that paid by the other investors in such Qualified Financing, and Intrexon shall receive securities of the same type and with the same rights, preferences and privileges as the other investors in such Qualified Financing, including, for example, any warrant coverage, subject to the execution by Intrexon of the investment documents entered into by the other investors in the Qualified Financing.  In case the Qualified Financing is for convertible debt instruments of the Company or non-convertible preferred stock of the Company and the Company requests that Intrexon participate in the Qualified Financing, then notwithstanding the foregoing, Intrexon shall not be required to purchase such securities pursuant to this Section 7.1, but may, at its election, do so, and if so elected by Intrexon, such purchase(s) shall be deemed part of the Equity Purchase Commitment.

In the event that the Qualified Financing is a public offering made pursuant to a registration statement filed with the Commission pursuant to the Securities Act:

18.

(a)           Upon receipt of the prospectus and other offering documents prepared by the Company in connection with such public offering, Intrexon shall be under no obligation to participate in such public offering but may, at its election, do so up  to the Equity Purchase Commitment calculated based on the amount raised in such public offering.  Upon such election, and subject to Section 7.1(b), the Company shall permit Intrexon to participate in such public offering in the amount elected by Intrexon in accordance with the preceding sentence.

(b)           Unless Intrexon elects to participate in such public offering in the full amount of its Equity Purchase Commitment (calculated based on the amount raised in such public offering) and/or counsel to the Company or counsel to any underwriter in such public offering advises the Company that such inclusion is not permissible under and in compliance with applicable securities laws (including without limitation Section 5 of the Securities Act), the offering and sale of securities to Intrexon pursuant to this Section 7 shall be made by the Company in a concurrent private placement and not in such public offering.  In any such private placement:  (i) the offer of the securities in such private placement shall be made on the same terms and conditions as the offer of the securities in the public offering, (ii) the closing of the private placement shall occur concurrently with the closing of the Qualified Financing, (iii) the securities offered and sold to Intrexon in the private placement shall be deemed to have been issued in such Qualified Financing for the purpose of calculating Intrexon’s purchase obligation, and (iv) the Company shall provide registration rights similar to those provided in the Rights Agreement with respect to the securities purchased in the private placement.

7.2          Conditions Precedent to Equity Purchase Commitment.  Notwithstanding the foregoing, Intrexon shall not be obligated to purchase shares of the Company’s Common Stock pursuant to this Section 7 (a) unless the Company shall then be in substantial compliance with its obligations under the Channel Agreement, and such agreement shall not have been terminated, and (b) with respect to a Qualified Financing that is completed following the one year anniversary of the date of the Channel Agreement, the Company shall have confirmed in writing to Intrexon the Company’s intent that an amount equal to 40% of the net proceeds (the “Use of Proceeds Commitment Amount”) from the Qualified Financing shall have been spent, or in the next year will be spent, by the Company under the Channel Agreement.

SECTION 8.  Conditions to Closing.

8.1          The obligation hereunder of the Company to issue and sell Shares to Intrexon at each Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)           Accuracy of Intrexon’s Representations and Warranties.  The representations and warranties of Intrexon shall be true and correct as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct as of such date.

(b)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

19.

(c)           Delivery of Purchase Price.  With respect only to the Company’s obligation to issue and sell the Upfront Purchase Shares, the cash purchase price for the Upfront Purchase Shares shall have been delivered to the Company on the Closing Date.

(d)           Performance by Intrexon.  Intrexon shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied by Intrexon at or prior to the Closing Date.

(e)           Channel Partnership Agreement.  The Channel Agreement shall have been entered into by the Company and Intrexon and shall be in full force and effect.

(f)           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened in writing against Intrexon or any of the officers, directors or Affiliates of Intrexon seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

8.2          The obligation hereunder of Intrexon to purchase Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before each Closing, of each of the conditions set forth below.  These conditions are for Intrexon’s sole benefit and may be waived by Intrexon at any time in its sole discretion.

(a)           Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement shall be true and correct as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct as of such date.

(b)           Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c)           Channel Partnership Agreement.  The Channel Agreement shall have been entered into by the Company and Intrexon and shall be in full force and effect.

(d)           No Suspension, Etc.  Trading in the common stock shall not have been suspended by the Commission or the Nasdaq Capital Market.

(e)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f)           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened in writing against the Company or any of the officers, directors or Affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

20.

(g)           Execution of Rights Agreement.  On the First Tranche Closing Date, each party shall have delivered its signature to the Rights Agreement to the other party, and such agreement shall be in full force and effect as of the Closing Date.

(h)           Opinion.  Counsel for the Company shall have delivered to Purchaser opinion letters containing legal opinions substantially in the form attached hereto as Exhibit B.

(i)           Officer’s Certificate.  On each Closing, the Company shall have delivered to Intrexon a certificate signed by the chief executive officer on behalf of the Company (the “Officer’s Certificate”), dated as of such Closing, confirming on behalf of the Company the conditions precedent set forth in paragraphs (a), (b), (d), (e), (f), (j) and (k) of this Section 8.2 as of such Closing, and attaching and certifying a copy of the resolutions of the Company’s board of directors referred to in the last sentence of Section 3.2.

(j)           No Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred any Material Adverse Effect.

(k)          Board Appointment.  With respect to the First Tranche Closing, the authorized size of the Company’s board of directors shall have been set at a membership not exceeding nine (9) in number and Randal J. Kirk shall have been appointed a director of the Company.

SECTION 9.  Notices.

All notices or other communications which are required or permitted hereunder shall be in writing and addressed as follows:

If to the Company:	ZIOPHARM Oncology, Inc.
1180 Avenue of the Americas
Suite 1920
New York, NY 10036
Attention: Chief Executive Officer
Fax No.: (646) 214-0711

with copies (which copies
shall not constitute notice
to the Company) to:	Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402
Attention: Alan M. Gilbert
Fax No.: (612) 642-8381

If to Intrexon:	Intrexon Corporation

21.

20358 Seneca Meadows Parkway
Germantown, MD 20876
Attention: Legal Department
Fax No.: (301) 556-9902

with copies (which copies
shall not constitute notice
to Intrexon) to:	Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
Attention: Robert Jones
Fax No.: (650) 849-7400

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.  Any such communication shall be deemed to have been given when delivered if personally delivered or sent by facsimile (provided that the party providing such notice promptly confirms receipt of such transmission with the other party by telephone), on the business day after dispatch if sent by a nationally-recognized overnight courier and on the third business day following the date of mailing if sent by certified mail, postage prepaid, return receipt requested.

SECTION 10.         Miscellaneous.

10.1       Fees and Expenses.  Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

10.2       Waivers and Amendments.  Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the parties hereto.

10.3       Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10.4       Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

10.5       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and performed entirely in the State of New York by New York residents, without regard to conflicts of law principles.

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10.6       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

10.7       Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided that Intrexon shall not assign its rights or obligations hereunder unless Intrexon assigns such rights in whole and not in part to an assignee of such rights and obligations which shall agree in writing with the Company to be bound by this Agreement and that Intrexon’s rights under Sections 6.7, 6.8 and 6.9 and obligations under Section 7 shall not be assignable.

10.8       No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.9       Expenses.  Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

10.10     Entire Agreement.  This Agreement (including the Schedule of Exceptions), the Channel Agreement, the Rights Agreement and other documents delivered pursuant hereto and thereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

10.11     Publicity.  Except as otherwise provided herein, no party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except as may be required by applicable law or regulations, in which case such party shall provide the other parties with reasonable notice of such publicity and/or opportunity to review such disclosure.

10.12     Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

10.13     Further Assurances.  From and after the date of this Agreement, upon the reasonable request of Intrexon or the Company, the Company and Intrexon shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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10.14     Company Sale.  Upon the consummation of a Company Sale, the Company’s obligations under Sections 1.4, 6 and 7 shall terminate and be of no further force or effect.  For purposes of this Agreement, a “Company Sale” shall mean a merger or consolidation in which (i) the Company is a constituent party, or (ii) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving the Company or a Company subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock which represent, immediately following such merger or consolidation, more than 50% by voting power of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation.

[Remainder of page intentionally left blank.]

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In Witness Whereof, the parties hereto have caused this Stock Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

ZIOPHARM ONCOLOGY, INC.

By:	/s/ Jonathan Lewis
Name: Jonathan Lewis, MD, PhD
Title: Chief Executive Officer

INTREXON CORPORATION

By:	/s/ Randal J. Kirk
Name: Randal J. Kirk
Title: Chief Executive Officer

Exhibit A

FORM OF REGISTRATION RIGHTS AGREEMENT

FINAL VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ______________, 201__, by and among ZIOPHARM Oncology, Inc., a Delaware corporation (the “Company”), and Intrexon Corporation, a Virginia corporation (“Intrexon”).

This Agreement is being entered into pursuant to the Stock Purchase Agreement between the Company and Intrexon dated as of January 6, 2011 (the “Purchase Agreement”).

The Company and Intrexon hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” means the Company’s Board of Directors.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

“Closing Date” means the date of the closing of the purchase and sale of the Shares pursuant to the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means [120 days from date of this Agreement], 2011.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means the First Tranche Shares, Second Tranche Shares and Up Front Purchase Shares (as such terms are defined in the Purchase Agreement) issued or issuable to Intrexon and any securities issued with respect to, or in exchange for or in replacement of such shares of Common Stock upon any stock split, stock dividend, recapitalization, subdivision, merger or similar event; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if such securities have been sold pursuant to a Registration Statement, or (ii) such shares have been sold in compliance with Rule 144 or all such shares may be sold without limitation pursuant to Rule 144.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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“Securities Act” means the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be requested by the Company from time to time.

2.           Registration Obligations; Filing Date Registration.  On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities as would permit or facilitate the sale and distribution of all the Registrable Securities in the manner reasonably requested by the Holder; provided, however, that if the Filing Date falls on a day that is not a Business Day, such deadline shall be extended to the next Business Day.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission).  The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A.  The Company shall use reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and, subject to Section 3(j) hereof, to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold under such Registration Statement; or (y) the date on which the Registrable Securities may be sold pursuant to Rule 144, without limitations, as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”). By 9:30 am Eastern Time on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.  Intrexon acknowledges and agrees that securities other than the Registrable Securities may be included in the Registration Statement.

3.           Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder) in accordance with the method or methods of distribution thereof as described on Annex A hereto (except if otherwise directed by all of the Holders), and use reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein.

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(b)           Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 3(l)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Promptly notify the Holders of Registrable Securities (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.

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(e)           If requested by the Holders of a majority of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)           Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)           Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)           Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, the Company shall in no event be required to (x) qualify to do business in any state where it is not then qualified or (y) take any action that would subject it to tax or to the general service of process in any such state where it is not then subject, or (z) comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company.

(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement.

(j)           Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(k)           Use commercially reasonable efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the Nasdaq Stock Market or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.

(l)           The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving such request.

Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(m), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(m)           If (i) there is material non-public information regarding the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed thirty (30) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(m) for more than sixty (60) days in the aggregate during any 12 month period; provided, however, that no such postponement or suspension shall be permitted for consecutive thirty (30) day periods, arising out of the same set of facts, circumstances or transactions.

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(n)           Any legend indicating, directly or indirectly, that the Registrable Securities constitute “restricted securities” (as such term is defined in Rule 144) stamped on a certificate evidencing the Registrable Securities, and the related stock transfer instructions and record notations with respect to such Registrable Securities, shall be removed and the Company shall approve the issuance of a certificate without such legend to the holder of such Securities if the Holder thereof provides the Company with reasonable assurances that such securities can be sold pursuant to Rule 144.  Following the receipt by the Company of such assurances, the Company will, no later than five trading days following the delivery by a holder to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Holder a certificate representing such securities that is free from all restrictive and other legends.

4.           Registration Expenses.

All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for any Holder except as specifically provided below), except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq Stock Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Financial Industry Regulatory Authority and (C) in compliance with state securities or Blue Sky laws, (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

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5.           Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), underwriters, investment advisors and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto  (it being understood that each Holder has approved Annex A hereto for this purpose); (ii) as a result of the failure of such Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale; or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of notice that use of the applicable prospectus may be resumed (and, if applicable, receipt of additional or supplemental filings that are incorporated or deemed to be incorporated by referenced in such Prospectus or Registration Statement), but only if and to the extent that following such receipt the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

(b)           Indemnification by Holders.  Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose).  Notwithstanding anything to the contrary contained herein, in no event shall the liability of any Purchaser under this Section 5(b) exceed the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to a Registration Statement in connection with which the untrue or alleged untrue statement or material omission was provided.

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(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel for the Indemnified Parties).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

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(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.  Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this Section 5(d) for only that amount as does not exceed the aggregate amount invested by such Holder under the Purchase Agreement.

6.           Rule 144.

As long as any Holder owns any Registrable Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns any Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144 annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.  Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

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7.           Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Entire Agreement; Amendment.  This Agreement and the Purchase Agreement contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Purchase Agreement, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Holders of at least a majority of all Registrable Securities then outstanding.  Any amendment or waiver effected in accordance with this Section 7(b) shall be binding upon each Holder (and their permitted assigns) and the Company.

(c)           Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered if personally delivered or sent by facsimile (provided that the party providing such notice promptly confirms receipt of such transmission with the other party by telephone), on the business day after dispatch if sent by a nationally-recognized overnight courier and on the third business day following the date of mailing if sent by certified mail, postage prepaid, return receipt requested.  The addresses for such communications shall be:

If to the Company:	ZIOPHARM Oncology, Inc.
1180 Avenue of the Americas, 19th Floor
New York, NY 10036
Attention: Chief Executive Officer
Fax No.: (646) 214-0711

with copies (which copies
shall not constitute notice
to the Company) to:	Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402
Attention: Alan M. Gilbert

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Fax No.: (612) 642-8381

If to Intrexon:	Intrexon Corporation
20358 Seneca Meadows Parkway
Germantown, MD 20876
Attention: Legal Department
Fax No.: (301) 556-9902

with copies (which copies
shall not constitute notice
to Intrexon) to:	Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
Attention: Robert Jones
Fax No.: (650) 849-7400

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

(d)           Waivers.  No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(e)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns.  The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder.

(f)           Assignment of Registration Rights.  The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if:  (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement.  The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

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(g)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h)           Termination.  This Agreement shall terminate on the earlier of (i) the date on which all remaining Registrable Securities may be sold without restriction pursuant to Rule 144 of the Securities Act or (ii) the date when all Registrable Securities have been sold pursuant to a Registration Statement.

(i)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

(j)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)           Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

(l)           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

ZIOPHARM ONCOLOGY, INC.

By:
Name: Jonathan Lewis, MD, PhD
Title: Chief Executive Officer

INTREXON CORPORATION

By:
Name: Randal J. Kirk
Title: Chief Executive Officer

SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT

ANNEX A
PLAN OF DISTRIBUTION

The Selling Stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of Common Stock or interests in shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.  The Selling Stockholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the writing or settlement of options, swaps, derivatives or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	in the over the counter market;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440 or the successor to such FINRA rules.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under the prospectus, or under an amendment to the prospectus under Rule 424(b) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under the prospectus. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

There can be no assurance that any Selling Stockholder will sell any or all of the shares of Common Stock pursuant to the registration statement, of which this prospectus forms a part.

The Selling Stockholders may enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by the prospectus, which shares such broker-dealer or other financial institution may resell pursuant to the prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealer or agents that are involved in selling the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of Common Stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  .  In no event shall any broker-dealer receive fees, commission and markups which, in the aggregate, would exceed eight percent (8%). Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

We have advised each Selling Stockholder that it may not use shares registered on the registration statement of which this prospectus is a part to cover short sales of Common Stock made prior to the date on which the registration statement shall have been declared effective by the Securities and Exchange Commission.  If a Selling Stockholder uses this prospectus for any sale of shares of our Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the Selling Stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock.  All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We may indemnify the Selling Stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with an agreement between us and the Selling Stockholders.  We may be indemnified by the Selling Stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Stockholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Annex B

ZIOPHARM Oncology, Inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $0.001 par value per share (the “Common Stock”), of ZIOPHARM Oncology, Inc. (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of ____________, 201___ (the “Registration Rights Agreement”), among the Company and the Purchasers named therein.  The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Act that will permit you to resell the Registrable Securities in the future.  The information supplied by you will be used in preparing the Registration Statement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related Prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone: ___________________________________________________________________________________________
Fax: ________________________________________________________________________________________________
Contact Person: _______________________________________________________________________________________
E-mail address of Contact Person:___________________________________________________________

3.  Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                      No   ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes   ☐                      No   ☐

Note:	If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                      No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)
As of ___________, 201___, the Selling Stockholder owned outright (including shares registered in Selling Stockholder's name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account), _________ shares of the Company's capital stock (excluding the Registrable Securities).  If “zero,” please so state.

(b)
In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 201___, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to ______________ shares of the Company's capital stock (excluding the Registrable Securities).  If “zero,” please so state.

If the answer to Item 5(b) is not “zero,” please complete the following tables:

Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c)
As of _____________, 201___, the Selling Stockholder had the right to acquire the following shares of the Company's common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities).  Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power.  If “none”, please so state.

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title: